Vessel Sales, Asset Impairments and Provisions	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment Assets Held-for-sale Disclosure [Abstract]
Vessel Sales, Asset Impairments and Provisions
Vessel Sales, Asset Impairments and Provisions
a) Asset Impairments

During the fourth quarter of 2016, the carrying value of the Navion Marita was written down to its estimated fair value, using an appraised value, as a result of fewer opportunities to trade the vessel in the spot conventional tanker market. The Company’s consolidated statement of income for the year ended December 31, 2016, includes a $2.1 million write-down related to this vessel. The write-down is included in the Teekay Offshore Segment.

In 2016, Teekay Offshore canceled the UMS construction contracts for its two UMS newbuildings. As a result, the carrying values of these two UMS newbuildings were written down to $nil. The Company's consolidated statement of income for the year ended December 31, 2016 includes a $43.7 million write-down related to these two UMS newbuildings. The write-down is included in the Teekay Offshore Segment.

During 2015, seven of Teekay Offshore’s 1990s-built shuttle tankers were written down to their estimated fair value, using appraised values. Of the seven shuttle tankers, during the first quarter of 2015, one shuttle tanker was written down as a result of the expected sale of the vessel and the vessel was classified as held for sale on the Company’s consolidated balance sheet as at December 31, 2015. An additional shuttle tanker was written down during the first quarter of 2015 as a result of a change in the operating plan of the vessel. In the fourth quarter of 2015, the write-down of five shuttle tankers, which had an average age of 17.5 years, was the result of changes in Teekay Offshore’s expectations of their future opportunities, primarily due to their advanced age. The Company’s consolidated statement of income for the year ended December 31, 2015, includes total write-downs of $66.7 million related to these seven shuttle tankers. The write-downs are included in the Teekay Offshore Segment.

b) Loan Loss Recoveries

During 2014, the Company reversed a $2.5 million loss provision for an amount receivable related to an FPSO front-end engineering and design study completed in 2013, as this receivable was recovered in 2014.

c) Net (Loss) Gain on Sale of Vessels, Equipment and Other Operating Assets

The Company's sale of vessels generally consists of those vessels approaching the end of their useful lives as well as other vessels it strategically sells to reduce exposure to a certain vessel class.

The following table shows the net (loss) gain on sale of vessels, equipment and other operating assets for the years ended December 31, 2016, 2015, and 2014:

			Net (Loss) Gain on Sale of Vessels, Equipment and Other Operating Assets
			Year Ended December 31,
Segment	Asset Type	Completion of Sale Date	2016 $	2015 $	2014 $
Teekay Offshore Segment	FSO unit	(1)	(983)	—	—
Teekay Offshore Segment	Shuttle tanker	Nov-16	6,817	—	—
Teekay Offshore Segment	Shuttle tanker	Mar-15	—	1,643	(4,759)
Teekay Offshore Segment	Shuttle tanker	Oct-14	—	—	3,121
Teekay Offshore Segment	2 Conventional Tankers	Mar-16	65	(3,897)	—
Teekay LNG Segment - Conventional Tankers	Suezmax	Mar-17	(11,537)	—	—
Teekay LNG Segment - Conventional Tankers	2 Suezmaxes	Apr/May-2016	(27,439)	—	—
Teekay Tankers Segment - Conventional Tankers	2 Suezmaxes	Jan-17	(6,276)	—	—
Teekay Tankers Segment - Conventional Tankers	MR Tanker	Nov-16	(8,094)	—	—
Teekay Tankers Segment - Conventional Tankers	MR Tanker	Aug-16	(6,556)	—	—
Teekay Tankers Segment - Conventional Tankers	2 VLCCs	May-14	—	—	9,955
Teekay Parent Segment - Conventional Tankers	VLCC	Oct-16	(12,495)	—	—
Other			48	(177)	433
Total			(66,450)	(2,431)	8,750

(1)	This vessel is expected to be sold in 2017.

See Note 2 – Segment Reporting for the asset impairments, loan loss recoveries, and net (loss) gain on sale of vessels, equipment and other operating assets, by segment for 2016, 2015 and 2014.